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          AIM ADVANTAGE HEALTH SCIENCES FUND - CLASS A, B AND C SHARES

                       Supplement dated September 16, 2005
                    to the Prospectus dated December 3, 2004
       as supplemented December 3, 2004, December 29, 2004 (Supplement A),
         March 2, 2005, March 4, 2005, April 29, 2005 and July 1, 2005

The following replaces in its entirety the information appearing under the heading " PORTFOLIO MANAGERS" on page 11 of the prospectus:

         "AIM uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the Fund's portfolio are:

         o MICHAEL L. YELLEN (lead manager), Senior Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with AIM and/or its affiliates since 1994. As the lead manager, Mr. Yellen generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Yellen may perform these functions, and the nature of these functions, may change from time to time.

         o SUNAINA MURTHY, Senior Analyst, who has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 2001 (except for July, 2004 to October, 2004 when she served as a senior analyst for Caxton Associates). From 1999 to 2001, she was an analyst for Burrill & Company.

         o DEREK M. TANER, Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.

         More information on these portfolio managers and the team, including biographies of the other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus."